Exhibit 10.14


                            FOURTH AMENDMENT TO THE
              PENSION PLAN FOR EMPLOYEES OF THE COASTAL CORPORATION


         This AMENDMENT, made the 20th day of May , 1994, by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company").


                                   WITNESSETH

         WHEREAS, the Pension Plan for Employees of The Coastal Corporation was restated as of January 1, 1989 and has since been amended (such plan, as amended, is hereinafter referred to as the "Plan");

         WHEREAS, the Company wishes to amend the Plan to conform to changes in statutory and regulatory requirements for continued qualification under provisions of the Code;

         WHEREAS, the Company wishes to amend the Plan to minimize the limitations imposed by Section 415 of the Code by adopting the extended wear away approach combined with permitted increases in Retirement Income, where the limitation has reduced the benefit otherwise payable under the Plan;

         WHEREAS, the Company wishes to amend the Plan to recognize up to five years of prior service for eligibility and vesting purposes for persons employed by Soldier Creek Coal Company on September 15, 1993;

         WHEREAS, the Company wishes to amend the SUFCo/UFCo Supplement to provide that other employers may adopt its provisions;

         WHEREAS, the Company wishes to amend the Plan to specify the method used to determine Retirement Income of a Participant with service under more than one pension plan for years after 1992; and

         WHEREAS, the Company wishes to amend the Plan to clarify various provisions;

         NOW, THEREFORE, the Plan is hereby amended in the following respects:

         1. Section 1.2 is amended as of the July 1, 1 994 by inserting the words "as of the first day of the Plan Year that contains the distribution date" in lieu of "as of the date of distribution" provided that any distribution in the one year period commencing at the time this amendment is effective must use the rate determined under the Plan, either before or after the amendment, that results in the larger accrued benefit.

         2. Section 1.2B is amended as of January 1, 1994, by deleting the last sentence thereof.

         3.     Section 1.10 is amended as of April 1, 1990 by:

                (a) Deleting the words "as a Regular Employee" from the first sentence thereof;

                (b) Deleting the first, third and fourth sentences of subsection (a) thereof;

                (c) Inserting the word "an" in lieu of the words "a Regular" in subsection (a) each time such words appear therein; and

                (d)   Deleting subsection (h) thereof.

         4. A new Subsection (e) is added to Section 1.14 to read as follows in its entirety:

                "(e) For purposes of eligibility to participate in the Plan and vesting, Hour of Service shall include hours during an approved leave of absence granted by the Company to an Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for the Company at the end of such leave of absence."

         5. Section 1.15 is amended by inserting the words "coincident with or next following" in lieu of the words "next following" in the first sentence thereof.

         6. A new Section 1.1 5B is added to read as follows in its entirety as of January 1, 1994:

                "1.15B 'OBRA '93' means the Omnibus Budget Reconciliation Act of 1993, Public Law No. 103-66."

         7. Section 1.9 is amended by deleting the word "Basic" from the last sentence thereof.

         8. A new Section 1.19A is added to read as follows in its entirety as of January 1, 1989:

                "1.19A 'Regulations' means regulations issued pursuant to provisions of the Code."

         9. Subsection (e) of Section 5.1 is amended by deleting both paragraphs preceding item (i) and inserting The following therein:

                "Benefit Adjustment Due to Transfer Between Employers. The Retirement Income of a Participant who did not qualify as an Employee with respect to this Plan during periods of time when such Participant was eligible to participate in another defined benefit pension plan maintained by the Company, a Subsidiary or a Related Employer shall be determined pursuant to items (i), (ii) and (iii) of this Section 5.1(e)."

         10. The second sentence of Subsection (a) of Section 5.3 is amended by inserting the words "first day of the month coincident with or next following" in lieu of the words "first day of the month next following" therein.

         11. Phrase (i) of Item (i) of Subsection (a) of Section 5.5 is amended by inserting the words "first day of the month coincident with or following" in lieu of the words "first day of the month following" therein.

         12. Item (iii) of Subsection (a) of Section 5.8 is amended by inserting the reference "1.28" in lieu of the reference "1.28(b)" therein.

         13. Subsection (l) of Section 5.8 is amended as of January 1, 1989, to read as follows in its entirety:

                "(I) Any reduction in Retirement Income made pursuant to provisions of this Section 5.8 shall be increased in subsequent years to the extent allowed by changes in the limitation provisions of Section 415 of the Code including increases in the maximum dollar limitations permitted in such future years."

         14. A new Section 5.9 is added effective retroactively as of January 1, 1 994 to read as follows in its entirety:

                "5.9 Limitation on Basic Compensation.

        (a) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Basic Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted for increases in the cost of living in accordance with
               Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Basic Compensation is ("determined determination") period beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401 (a)(1
                7) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                If Basic Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Basic Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         (b) The provisions of this subsection are referred to as the Formula with Extended Wear-way. Unless otherwise provided under the Plan, each Section 401 (a)(17) Employee's accrued benefit under this Plan will be the greater of the accrued benefit determined for the Employee under 1 or 2 below:

                1. the Employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total Years of Service taken into account under the Plan for the purposes of benefit accruals, or

                2.    the sum of:

                      (A) the Employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401 (a)
                             (4)-13 of the Regulations, and

                      (B) the Employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

                A "Section 401 (a)(17) employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Basic Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

         (c)    If this Plan satisfies the requirements of Sections 1.401 (a)
                (4)-13(c) and (d) of the Regulations for a fresh-start as of the last day of the last Plan Year beginning before January 1, 1994, then notwithstanding any other provisions of the Plan, any
                Section 401 (a)(17) employee's accrued benefit, frozen in accordance with Section 1.401 (a) (4)-13 of the Regulations as of a fresh-start date, is adjusted to reflect increases in the Employee's Basic Compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the Plan to fail to satisfy the consistency requirement of Section 1.401 (a) (4)-I 3(c), as modified by
                Section 1.401(a)(17)-1(e) of the Proposed Regulations.

                In determining a Section 401(a)(17) employee's accrued benefit in any Plan Year beginning on or after January 1, 1994, the portion of the Employee's frozen accrued benefit attributable to a Plan Year beginning before January 1, 1994, will be determined in accordance with Method A for statutory Section 401(a)(17) employees and Method B for Section 401 (a)(17) employees other than statutory Section 401 (a)(17) employees.

                A "statutory Section 401(a)(17) employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Basic Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded $ 200,000.

                A "Section 401 (a)(17)" employee means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1 994, is based on Basic Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                (i)   Method A (Statutory Section 401 (a)(1 7) employees):

                      Step 1: Determine each statutory Section 401 (a)(17)
                              employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Section 1.401 (a)
                              (4)-I 3 of the Regulations.

                      Step 2: Adjust the amount in step 1 up through the last
                              day of the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1994, under the method provided under the Plan for increasing the amount in step 1 to take into account increases in Basic Compensation in Plan Years beginning on or after January 1, 1 989. However, if the Plan does not provide for such increases, the amount in step 2 shall be equal to the amount in step 1.

                      Step 3: Determine the statutory Section 401 (a)(17)
                              employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401 (a)
                              (4)-13 of the Regulations.

                      Step 4: Subtract the amount determined in step 2 from the
                              amount determined in step 3.

                      Step 5: Adjust the amount in step 4 by multiplying it by
                              the following fraction (not less than 1). The numerator of the fraction is the statutory Section 401(a)(17) employee's average Basic Compensation determined for the current year (as limited by Section 401 (a)(17)), using the same definition and Basic Compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the Employee's average Basic Compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and Basic Compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

                      Step 6: Adjust the amount in step 1 by multiplying it by
                              the following fraction (not less than 1). The numerator of the fraction is the statutory Section 401(a)(17) employee's average Basic Compensation for the current year (as limited by Section 401
                              (a)(1 7)), using the same definition of Basic Compensation and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1 989. The denominator of the fraction is the Employee's average Basic Compensation for the last day of the last Plan Year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989.

                      Step 7: Add the amounts determined in step 5, and the
                              greater of steps 6 or 2.

                      (ii) Method B (Section 401 (a)(17) employees other than statutory Section 401 (a)(17) employees):

                             Step 1: Determine the accrued benefit of each
                                     Section 401 (a)(17) employee other than
                                     statutory Section 401 (a)(17) employees as of the last day of the Plan Year beginning before January 1, 1 994, frozen in accordance with Section 1.401 (a)(4)-13 of the Regulations.

                             Step 2: Adjust the amount in step 1 by multiplying
                                     it by the following fraction (not less than 1). The numerator of the fraction is the average Basic Compensation of the Section 401(a)(17) employee who is not a statutory
                                     Section 401 (a)(1 7) employee determined for she current year (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last Plan Year Beginning before January 1, 1994. The denominator of the fraction is the Employee's average Basic Compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

         15. Subsection (a) of Section 6.6 is amended (i) by deleting the words "the end of the Plan Year in which" therefrom and (ii) by inserting the words "termination of employment with the Company, Subsidiaries and Related Employers" in lieu of the words "Break in Service" each time they appear therein.

         16. Subsection (b) of Section 6.6 is amended to read as follows in its entirety:

                "(b) (i) This subsection applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this subsection, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                      (ii)   Definitions.

                      (A) 'Eligible Rollover Distribution' is any distribution
                of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401
                (a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                      (B) 'Eligible Retirement Plan' is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code or individual retirement annuity described in Section 408(b) of the Code.

                      (C) 'Distributee' includes an Employee or former Employee.
                In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                      (D) 'Direct Rollover' is a payment by the Plan to the
                Eligible Retirement Plan specified by the Distributee.

         17.    Section 6.10 is amended in the following respects:

                (a) In second sentence of subsection (a), the words "assets of the Plan" are inserted in lieu of the word "assets";

                (b) In subsections (b) and (c), the words "assets of the Plan" are inserted in lieu of the word "assets"; and

                (c) In subsection (d), the word "assets" is inserted in lieu of "amounts".

         18.    Section 9.5 is amended to read as follows in its entirety:

                "9.5 Reasonable Method - Any reasonable and consistent method selected by the Administrator may be used to determine the value of Current Liabilities and Plan assets."

         19. Section 11.1 is clarified by inserting the words "resolution of the Board, as evidenced by a written instrument executed by an authorized officer of Coastal," in lieu of the words "resolution of the Board" therein.

         20. Item (i) of subsection (a) of Section 11.5 is amended to read as follows in its entirety:

                "(i) There shall first be set aside each Participant's and former Participant's voluntary contribution and rollover contribution accounts."

         21. Subsection (a) of Section 12.13 is amended to read as follows in its entirety:

                "(a) With the approval of Coastal, as evidenced by a written instrument executed by an officer of Coastal, any Related Employer or Subsidiary may adopt the Plan and qualify its employees to become Participants hereunder by resolution of its Board of Directors, as evidenced by a written instrument executed by an authorized officer of such Related Employer or Subsidiary."

         22. Subsection (b) of Section 12.13 is amended by inserting the words "resolution of its Board of Directors, as evidenced by a written instrument executed by an authorized officer of such Related Employer or Subsidiary," in lieu of the words "appropriate action" in the first sentence thereof.

         23. The second sentence of Section 12.14 is clarified by inserting the words "by resolution of its Board of Directors, as evidenced by a written instrument executed by an authorized officer of such Related Employer or Subsidiary", in lieu of the words "by the adoption, by formal action on its part" therein.

         24. Subsection (b) of Section 13.2 is amended by deleting the last sentence therefrom.

         25. The "SUFCo/UFCo Supplement" is amended as of January 1, 1994 in the following respects:

                (a)   The Supplement is redesignated as the "Seventh Supplement
                      - Coal Pension";

                (b) The following sentence is added at the end of the first paragraph thereof;

                "This Supplement also applies to Employees (as defined in this Supplement) of the Company, Related Employers or Subsidiaries which specifically adopt the provisions of this Supplement with respect to such Employees";

                (c) Section 2.2 is amended by inserting the words "SUFCo, UFCo or Other Adopting Employers" in lieu of the words "SUFCo or UFCo" each time they appear therein;

                (d) a new Section 2.2A is added to read as follows in its entirety;

                      "2.2A 'Other Adopting Employers' means the Company, Related Employers and Subsidiaries which have specifically adopted the provisions of this Supplement";

                (e) the Supplement is clarified by adding the following at the end of Section 3.1:

                     "Periods of time before January 1, 1974 are not included in Years of Service under the Plan, including this Supplement. This is a continuation of the provisions of the SUFCo Plan. Southern Utah Fuel Company was not a Related Employer prior to December 28, 1973. Utah Fuel Company became a Related Employer when incorporated on December 31, 1978"; and

                (f) the Supplement is amended as of January 1, 1992 by inserting references "414(l)" and "1.414(l)" in lieu of "414(e)" and "1.414(e)", respectively in Article IV thereof."

         26. A new Supplement is added to the Plan to read as follows in its entirety:

                         EIGHTH SUPPLEMENT SOLDIER CREEK

                "Soldier Creek Coal Company (hereinafter referred to as "Soldier Creek") became a Related Employer on September 15, 1993. Persons employed by Soldier Creek shall have their period of employment with Soldier Creek prior to September 15, 1993 recognized for purposes of determining Years of Service to determine eligibility to participate in the Plan and vesting under the Plan, but not for purposes of determining benefit accrual under the Plan.

         27. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers and its corporate seal to be affixed hereto as of the date indicated above, but unless otherwise stated or required, this Amendment shall be effective as of the first day of January, 1989.


ATTEST:                                     THE COASTAL CORPORATION
(Seal)



AUSTIN O'TOOLE                              By:  E. C. SIMPSON
---------------------------------                -----------------------------
Austin O'Toole                                   E. C. Simpson
Senior Vice President                            Vice President
and Secretary

                     FIFTH AMENDMENT TO THE PENSION PLAN FOR
                      EMPLOYEES OF THE COASTAL CORPORATION



      This AMENDMENT made this 17th day of August , 1994, by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company").


                              W I T N E S S E T H:

      WHEREAS, the Pension Plan for Employees of The Coastal Corporation was restated as of January 1, 1989, and has since been amended (such Plan, as amended, is hereinafter referred to as the "Plan"); and

      WHEREAS, the Company wishes to amend the Plan in conjunction with the transfer of ownership in Jayhawk Pipeline Corporation ("Jayhawk") to provide for the transfer of assets and liabilities attributable to Jayhawk to a pension plan maintained by the controlled group of corporations which acquired Jayhawk as of June 24, 1994;

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. The Fifth Supplement concerning Jayhawk Pipeline Corporation is amended to read as follows in its entirety:

           "Fifth Supplement Jayhawk Pipeline Corporation

           All assets and liabilities attributable to Jayhawk Pipeline Corporation (hereinafter referred to as "Jayhawk") shall be transferred to the National Cooperative Refinery Association Employee Retirement Plan (hereinafter referred to as the "NCRA Plan") as of August 31, 1994, but in any event no later than December 31, 1994. Upon completion of such transfer, Participants with respect to whom assets and liabilities are transferred to the NCRA Plan shall have no accrued benefit under this Plan and shall cease to be Participants in this Plan."

      2. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers and its corporate seal to be affixed hereto as of the date indicated above; however, unless otherwise stated or required, this Amendment shall be effective as of June 24, 1994.


(Seal)                                  THE COASTAL CORPORATION





ATTEST: AUSTIN M. O'TOOLE               By:   E. C. SIMPSON
        ---------------------------           ---------------------------------
        Austin M. O'Toole                     E. C. Simpson
        Senior Vice President                 Vice President
        and Secretary

                             SIXTH AMENDMENT TO THE
              PENSION PLAN FOR EMPLOYEES OF THE COASTAL CORPORATION


      This AMENDMENT, made the 30th day of August , 1994, by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company"), Pacific Refining Company (a California General Partnership) (hereinafter referred to as "Pacific") and Western Fuel Oil Company (a California corporation) (hereinafter referred to as "Western").

                               W I T N E S S E T H

      WHEREAS, the Pension Plan for Employees of The Coastal Corporation was restated as of January 1, 1989 and has since been amended (such plan, as amended, is hereinafter referred to as the "Plan");

      WHEREAS, the Company, Pacific and Western wish to amend the Plan to increase the minimum benefit for Employees of Pacific and Western, both of which have previously adopted the Plan; and

      WHEREAS, the Company wishes to amend the Plan to clarify various provisions;

      NOW, THEREFORE, the plan is hereby amended in the following respects:

      1. A new Supplement is added to the Plan to read as follows in its entirety:

           "Ninth Supplement Pacific Refining/Western Fuel

           This Supplement applies to Employees of Pacific Refining Company and Western Fuel Oil Company who are credited with an Hour of Service with respect to periods of time after December 31, 1991.

           The formula used to determine the Retirement Income of a Participant pursuant to Section 5.1 of the Plan is modified by inserting "three hundred sixty dollars" in lieu of "forty-eight dollars" in item (ii) of Subsection (a) of Section 5.1."

      2. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company, Pacific and Western have caused this Amendment to be executed by their duly authorized officers and their corporate seals to be affixed hereto as of the date indicated above; however, unless otherwise stated or required, this Amendment shall be effective as of January 1, 1993.

ATTEST:                                THE COASTAL CORPORATION
(Seal)

AUSTIN O'TOOLE                         By:  E. C. SIMPSON
-----------------------------------         -----------------------------------
Austin O'Toole                              E. C. Simpson
Senior Vice President and Secretary         Vice President


ATTEST:                                PACIFIC REFINING COMPANY
(Seal)

JUDY K. MOORE                          By:    PAUL E. JONES, JR.
-----------------------------------         -----------------------------------
Judy K. Moore                                 Paul E. Jones, Jr.
Vice President and Secretary                  Senior Vice President


ATTEST:                                WESTERN FUEL OIL COMPANY
(Seal)

JUDY K. MOORE                          By:    PAUL E. JONES, JR.
-----------------------------------         -----------------------------------
Judy K. Moore                                 Paul E. Jones, Jr.
Vice President and Secretary                  Senior Vice President

               SEVENTH AMENDMENT TO THE PENSION PLAN FOR EMPLOYEES
  OF THE COASTAL CORPORATION AND SECOND AMENDMENT OF AND MERGER OF ANR FREIGHT
   SYSTEM, INC. RETIREMENT INCOME PLAN INTO THE PENSION PLAN FOR EMPLOYEES OF
                             THE COASTAL CORPORATION


         AGREEMENT, made the 30th day of October , 1995 by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company") and ANR Freight System, Inc. (hereinafter referred to as "Freight"), a Delaware
Corporation:

                                   WITNESSETH

         WHEREAS, the Pension Plan for Employees of The Coastal Corporation was restated as of January 1, 1989, and has since been amended (such plan, as amended, is hereinafter referred to as the "Plan" or the "Coastal Plan");

         WHEREAS, the Company and Freight wish to merge the ANR Freight System, Inc. Retirement Income Plan (hereinafter referred to as the "Freight Plan") into the Coastal Plan as of January 1, 1995;

         NOW, THEREFORE, the Freight Plan is merged into the Coastal Plan and the merged Plan (which continues to be named the Pension Plan for Employees of The Coastal Corporation) is amended in the following respects:

         1. The Section designated as the "Introduction" is amended by adding the following before the subsection entitled "Termination of Service":

                  "Freight Retirement Income Plan

                  "As of January 1, 1981, the ANR Freight System, Inc. Retirement Income Plan (hereinafter referred to as the "Freight Plan") was adopted in order to facilitate the retirement of eligible employees. The Freight Plan was subsequently amended, and was restated in its entirety as of January 1, 1994.

                  "As of January 1, 1995, the Freight Plan was merged into the Coastal Plan."

         2. Section 1.1, defining "Accrued Benefit" is clarified by adding the phrase "(as modified by Sections 5.8 and 5.9)" after the reference "Section 5.1".

         3. Subsection (d)(ii) of Section 1.28 defining "Years of Service" is corrected by deleting the word "shall" following the term "Related Employer" therein.

         4. Section 13.6, entitled "Minimum Benefit" is amended by inserting the phrase "(as defined in subsection (c) of this Section)" for the phrase "(as defined in Section 5.8(j))".

         5.       A new supplement is added to read as follows in its entirety:

                        "Tenth Supplement -- Freight Plan

                                  "Introduction

         "This Supplement is referred to as the 'Freight Supplement'. This Supplement includes provisions applicable to persons who were Participants with respect to the ANR Freight System, Inc. Retirement Income Plan (hereinafter 'Freight Plan') prior to January 1, 1995.

         "The provisions of the Freight Supplement apply in lieu of inconsistent or contrary provisions contained in the Plan (excluding this Supplement) with respect to persons to whom this Supplement applies.

         "Plan provisions which are not modified or superseded by the provisions of this Freight Supplement shall apply to this Freight Supplement in their entirety and as such Plan provisions may be amended from time to time.

         "The purpose of this Supplement is to provide a separate benefit structure within the Plan for Participants to whom this Supplement applies. The separate benefit structure is generally a continuation of the Freight Plan as in effect before merger of the Freight Plan into this Plan.

         "Each participant in the Freight Plan is entitled to a benefit under the Plan which is at least equal to a benefit such participant was entitled to as of December 31, 1994.

                                   "ARTICLE I

                                  "DEFINITIONS

         "Terms used in this Freight Supplement which are defined in the Plan of which this Freight Supplement is a part are used with the same meaning in this Freight Supplement unless such terms are defined differently for purposes of this Freight Supplement.

         "Terms defined in this Freight Supplement apply only to the Freight Supplement and not to the Plan.

         "References in this Freight Supplement to article numbers and section numbers mean such article or section in this Freight Supplement unless otherwise stated.

         "1.0 'ANR Freight' means ANR Freight System, Inc., a Delaware corporation, or any successor corporation resulting from a merger or consolidation with ANR Freight or a transfer of substantially all of the assets of ANR Freight, if such successor or transferee shall adopt and continue the Plan by appropriate corporate action.

         "1.2 "Actuarial Equivalent" means any one of two or more benefits of equivalent value as determined actuarially on the basis of such rate of interest and rates of mortality as shall have been adopted by the Company for such purpose. Until and unless the Freight Plan is amended to change such assumptions, the mortality rates used shall be those of the 1971 Group Annuity Mortality Table and the assumed interest rate shall be 7.5 percent per annum. For purposes of determining single-sum cash settlements under the Freight Plan including Sections 6.6 and 11.6, the interest rate used shall be (a) the interest rate that would be used (as of the first day of the Plan Year during which the date of distribution occurs) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump-sum distribution on plan termination if the Participant's vested Accrued Benefit (using such rate) does not exceed $25,000, or (b) 120% of such PBGC rate if the Participant's vested Accrued Benefit exceeds $25,000 (as determined under clause
(a)). In no event, however, shall the present value determined under clause (b) be less than $25,000.

         "1.2B 'Basic Compensation' means total cash compensation paid to the Employee by the Company, a Subsidiary or a Related Employer for the Plan Year excluding (a) reimbursement for expenses incurred by the employee such as travel and relocation expenses and (b) the Company's, a Subsidiary's or Related Employer's cost or contribution for any employee benefit plan, including this Plan. For this purpose, an Employer contribution pursuant to a salary reduction agreement to a plan which meets the qualification requirements of Section 401(k) of the Code and any amount which is excluded from gross income pursuant to
Section 125 of the Code are included in Basic Compensation.

         "1.4     'Board' means the Board of Directors of ANR Freight.

         "1.8     'Company' means ANR Freight.

         "1.10 'Employee' as defined in the Plan is modified with respect to this Supplement by adding the following thereto: 'With respect to periods of time prior to January 1, 1994, Employee means 'Eligible Employee' as defined in the Freight Plan as in effect for such period of time.'

         "1.11    'Freight Plan' means this Supplement and, prior to January 1,
1995, the ANR Freight System, Inc. Retirement Income Plan.

         "1.14 (a) 'Hour of Service' means an hour for which an Employee is paid or entitled to payment by the Company for the performance of duties for the Company, a Subsidiary or a Related Employer.

                  "(b) In addition, for any period commencing after 1980, if an Employee or former Employee is a Participant in the Freight Plan at the inception of a disability, Hours of Service shall include the period of time for which such Employee or a former Employee is disabled and eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary, or a Related Employer; provided, however, that, for persons who became disabled after 1993, if the cause of the disability of such disabled Employee or former Employee is nonoccupational, Hours of Service credited pursuant to this provision shall not exceed the greater of the number of Hours of Service equal to three Years of Service or the number of Hours of Service such Employee or former Employee had credited under the Freight Plan prior to the time such Employee or former Employee became disabled.

                  "(c) For purposes of eligibility to participate in the Freight Plan and vesting, Hours of Service shall include hours during an approved leave of absence granted by the Company to an Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for the Company at the end of such leave of absence.

         "1.23    'Trust' means ANR Freight System, Inc. Pension Trust and ANR
Freight System, Inc. Second Pension Trust, as both may be amended from time to time.

         "1.28 'Years of Service' means an aggregated period of time commencing with an Employee's first day of employment or reemployment and ending on the first day of a Period of Severance; provided, however, for purposes of determining a Participant's Retirement Income pursuant to Article V, Years of Service means the Employee's aggregated period of time as an Employee plus the Years of Service required to become a Participant if, during such Years of Service, the Participant was otherwise eligible to be a Participant in the Freight Plan. An Employee shall also receive credit for any Period of Severance of less than twelve consecutive months. Fractional periods of less than a year shall be expressed in terms of months. A Participant shall receive credit for a month if the Participant is credited with an Hour of Service for such month. Notwithstanding the foregoing provisions of this Section, if an Employee separates from the service of the Company, a Subsidiary or a Related Employer for any reason other than voluntary termination, retirement or discharge (which reason shall include without limitation vacation, holiday, sickness, disability, leave of absence or layoff) and subsequently quits, retires or is discharged, he will not receive more than one Year of Service after he first separates from service; provided, however, that an Employee or former Employee may receive more than one Year of Service if such person is credited with Hours of Service pursuant to provisions relating to Hours of Service while a person is disabled.

                  "(b) For purposes of determining a Participant's Retirement Income under this Freight Plan, including the reemployment provisions of the Freight Plan, Years of Service shall not include any period of a Participant's employment prior to the date as of which the accrued benefit of such Participant was transferred from this Freight Plan to a qualified pension plan maintained by an entity which is not an Employer, a Subsidiary or a Related Employer; provided, however, that such Years of Service shall include such period if such Participant is reemployed and such accrued benefit is transferred back to this Freight Plan.

                  "(c)(i) Years of Service shall include any period in which an Employee is absent to serve in the armed forces of the United States under circumstances whereby he is entitled to reemployment rights under applicable law, if he returns or offers to return to work prior to the expiration of such reemployment rights; provided that during such period of absence, hours shall be deemed to have been worked and paid for at the usual and customary rate for the Employee preceding the absence.

                  "(ii) Years of Service shall not include any period of an Employee's employment for an organization prior to the date that it became a Subsidiary or Related Employer, any period of an Employee's employment for an organization whose business and assets are acquired by ANR Freight, a Subsidiary or Related Employer, or any period of an Employee's employment for an organization prior to the date that such organization merged with ANR Freight, a Subsidiary or Related Employer, unless specific provision to the contrary is included in the Plan.

                  "(iii) If an Employee who has had a Break in Service is reemployed by the Company, a Subsidiary or Related Employer, his Years of Service shall include the Years of Service to his credit at the time the Break in Service began, unless he had no vested interest in his Accrued Benefit prior to such Break in Service and the length of the Break in Service equals or exceeds the greater of five Years of Service or the Years of Service to his credit at the time such Break in Service began.

                  "(iv) Years of Service shall include a period of time for which an Employee or former Employee is credited with an Hour of Service.

                                   "ARTICLE II

                         "ELIGIBILITY AND PARTICIPATION

         "2.1 Employee. An Employee shall become a Participant on the later to occur of (a) January 1, 1994, or (b) the completion of one Year of Service regardless of his age as of his initial date of employment with the Company, a Subsidiary or a Related Employer.

         "2.2 Prior Plans. Each person who met the eligibility requirements and was considered a participant pursuant to provisions of the ANR Freight System, Inc. Retirement Income Plan as of December 31, 1993, became a Participant in the Freight Plan as of January 1, 1994.

                                   "ARTICLE V

         "5.1     Normal Retirement Benefit.

                  "(a) Basic Benefit Formula. A Participant who is 100% vested and who retires on his Normal Retirement Date shall be entitled to the Actuarial Equivalent of a Retirement Income for the life of the Participant with payments commencing on his Normal Retirement Date, in a monthly amount equal to the excess of the sum of 1/12th of the amounts specified in items (i) and (ii) below over the sum of amounts specified in clauses (iii) and (iv) below:

                           "(i)     One and two-thirds percent (12/3%) of his
                  Final Average Earnings multiplied by his Years of Service up to but not exceeding a total of thirty years;

                           "(ii)    One percent (1%) of his Final Average
                  Earnings multiplied by his Years of Service in excess of thirty years;

                           "(iii) One and two-thirds percent (12/3%) of his
                  Primary Social Security Amount multiplied by his Years of Service up to but not exceeding a total of thirty years;

                           "(iv) The amount of pension, if any, payable in the
                  normal form which he is entitled to receive under any other retirement plan to which contributions were made on his behalf by a Subsidiary, Related Employer, Participating Employer (as defined in the First Addendum of this Supplement), a System Company (as defined in the First Addendum of this Supplement), Michigan Consolidated Gas Company or an affiliate of the latter if the Participant's period of employment with respect to which such pension is payable is included in, and ended prior to, such Participant's Years of Service credited for benefit accrual under this Plan. (In the case of a Participant's transfer from a classification of employment which entitles him to a vested pension benefit from a collectively bargained plan to which a participating employer has made contributions on his behalf for the vesting period of such plan, the years of service credited for benefit accrual under (a) above shall be counted from the date of such transfer; otherwise all years of service shall be counted).

                  "(b)   Social Security. Primary Social Security Amount means
         the estimated annual primary insurance amount that may be payable to a Participant commencing at age sixty-five or on actual retirement, if later (excluding payments for a spouse and dependent) under provisions of the Federal Social Security Act regardless of whether the Participant applies for or actually receives such benefit. Primary Social Security Amount shall be determined as follows:

                           "(i) The estimated insurance amount shall be based on
                  the Federal Social Security Act as in effect on December 31 coincident with or immediately preceding the date the Participant terminates employment with the Company, Subsidiaries and Related Employers.

                           "(ii) In the case of a Participant whose employment
                  terminates prior to his attainment of age sixty-five, the estimated insurance amount will be based on the assumption that the Participant will continue to receive (for the period from his termination of employment until he attains age sixty-five) Basic Compensation that would be treated as wages for purposes of the Social Security Act at the same rate as he was receiving on the date of his termination of employment.

                           "(iii) Any change (by amendment to the Federal Social
                  Security Act or by application of the provisions of the Act) occurring after the termination of the Participant's employment with the Company, Subsidiaries and Related Employers, shall not be taken into account in determining the Primary Social Security Amount.

                           "(iv) The Primary Social Security Amount of a
                  Participant shall be determined on the basis of a Participant's estimated Basic Compensation for all years before retirement or separation of employment. For purposes of this subdivision, a Participant's "estimated" Basic Compensation is determined by applying a salary scale (six percente per annum), projected backward, to the Participant's Basic Compensation at separation or retirement.

                           "(v) Each Participant shall have the right to have
                  his Primary Social Security Amount computed on the basis of the Participant's actual salary history instead of estimated Basic Compensation. Each Participant shall be provided with written notice of his right to supply actual salary history and of the financial consequences of failing to supply such history. The notice must state that the Participant can obtain the actual salary history from the Social Security Administration. If the Participant supplies documentation of his actual salary history, the Participant's benefit will be adjusted to the offset based on actual salary history for years previously estimated before separation from service (assuming that the Participant's annual rate of Basic Compensation at the time of separation from service or retirement will continue until age sixty-five). Such documentation must be supplied within a reasonable period following the later of the date of separation from service
                  (by retirement or otherwise) or the time when the Participant is notified of the benefit to which he is entitled.

                  "(c) Benefit Adjustment Due to Transfer Between Employers. The Retirement Income of a Participant who did not qualify as an Employee with respect to this Freight Plan during periods of time when such Participant was eligible to participate in another defined benefit pension plan maintained by the Company, a Subsidiary or a Related Employer shall be determined pursuant to items (i), (ii) and (iii) of this Section 5.1 (c).

                           "(i) The Retirement Income of such Participant shall
                  be calculated based upon the assumption that he qualified as an Employee during the entire period of employment for the Company, Subsidiaries and Related Employers and then such Retirement Income amount shall be multiplied by a fraction described in Subsection (ii) of this Section to determine the Retirement Income to which such Participant is entitled.

                           "(ii) The numerator of the fraction is the number of
                  Years of Service which the Participant accrued while qualified as an Employee under the Freight Plan. The denominator of the fraction is the number of Years of Service calculated based on the assumption that the Participant qualified as an Employee during the entire period of employment with the Company, Subsidiaries and Related Employers.

                           "(iii) There shall be no duplication of benefits
                  between this Freight Plan and any other qualified pension plans maintained by the Company, a Subsidiary or Related Employer based on the same periods of employment, and any benefit payable under this Freight Plan shall be inclusive of or reduced by the actuarially equivalent benefit which (A) is payable on behalf of such Participant under any other qualified pension plan toward the cost of which the Company, a Subsidiary or Related Employer has contributed for persons in their employment who do not qualify as Employees as defined in this Plan and (B) is based on a period of employment that the benefit payable to such Participant under this Freight Plan is also based.

         "5.3     Early Retirement Benefit.

                  "(a) Effective January 1, 1993 a Participant who has completed at least ten Years of Service may retire or terminate at any time on or after his fifty-fifth birthday. In such event, his Early Retirement Date shall be the first day of the month coincident with or next following the date on which he retires or terminates from employment with the Company provided that he has completed at least ten Years of Service and has attained fifty-five years of age prior to such retirement or termination of employment. A Participant who retires or terminates on an Early Retirement Date shall be entitled to a Retirement Income determined pursuant to Section 5.1 payable as provided in Article VI of the Freight Plan, commencing on his Normal Retirement Date. A Participant who retires on an Early Retirement Date may elect, by giving prior written notice to the Administrator, to have his Retirement Income commence prior to his Normal Retirement Date and as of his Early Retirement Date or the first day of any month subsequent to his Early Retirement Date. In that event, he shall be entitled to receive a Retirement Income in an amount equal to his Retirement Income on his Normal Retirement Date reduced by three percent (3%) for each of the first three years by which the commencement date shall precede the Participant's Normal Retirement Date, five percent (5%) for each of the next five such years and seven percent (7%) for each of the next two such years with an appropriate proration of any such percentage in the case of a fractional year.

                           "Prior to 1993, this provision applied only to Participants with twenty years of Service at retirement or termination (in lieu of ten years of Service).

                  "(b) Minimum Normal, Deferred and Early Retirement Benefits. The Retirement Income to which a Participant is entitled under Section 5.1, Section 5.2 or Section 5.3 shall in no event be less than the hypothetical Retirement Income which he would have been entitled to receive had he retired under Section 5.3(a) at any time after attainment of age fifty-five and prior to his actual date of retirement and elected to have such hypothetical Retirement Income commence on his hypothetical Early Retirement Date; provided however, that any difference between such Retirement Income which is attributable to an increase in the amount of the Participant's Primary Social Security Amount due to changes in the Federal Social Security Act between such hypothetical Early Retirement Date and the Participant's date of retirement shall be disregarded.

                  "5.4 (c) The Retirement Income of a terminated Participant determined pursuant to this Section shall be payable commencing as of his Normal Retirement Date, as set forth in Article VI of the Freight Plan, in an amount equal to the nonforfeitable percentage of his Accrued Benefit.

                  "(d) A terminated Participant who has completed at least twenty years of Service may elect to receive an early retirement benefit in an amount determined pursuant to the provisions of Section 5.3, including appropriate reduction factors and commencing at any time on or after the fifty-fifth birthday of such Participant.

                  "5.5     Death Benefits.

                  "(a) If a Participant is vested in any portion of his Accrued Benefit and has a Spouse, then a "Preretirement Survivor Annuity" shall be provided to the surviving Spouse of the Participant if he dies while in the employment of the Company or after termination of his employment but before his Annuity Starting Date (as defined in paragraph (d) below). If the Participant dies before attaining both age fifty-five and ten Years of Service, the Preretirement Survivor Annuity payable to his surviving Spouse shall be a survivor annuity payable to the Spouse under which the payments to the spouse are equal to the amount that would have been payable to the Spouse as a survivor annuity if the Participant had terminated employment with the Company on the date he died, attained both age fifty-five and ten Years of Service, retired with an immediate 50% Joint and Survivor Annuity (as described in Section 6.1(a)) with the Spouse as contingent annuitant, and died the next day. In the case of a Participant who dies after terminating his employment with the Company, the preceding sentence shall be applied without regard to the requirement that the Participant be treated as though he had terminated employment with the Company on the day he died. If the Participant dies after attaining both age fifty-five and ten Years of Service, then the Preretirement Survivor Annuity payable to his surviving Spouse shall be a survivor annuity for the life of the Spouse under which the payments to the Spouse are equal to the amount that would have been payable to the Spouse as a survivor annuity if the Participant had elected to begin receiving Retirement Income with an immediate 50% Joint and Survivor Annuity with the Spouse as contingent annuitant on the day before his death. The Preretirement Survivor Annuity shall be reduced to reflect the early commencement of payment of Retirement Income as provided in Sections 5.3. The Preretirement Survivor Annuity shall be payable to the surviving Spouse in equal monthly installments commencing on the later to occur of (i) the first day of the month coincident with or following the date of death of the Participant and (ii) the first day of the month in which the Participant would have attained both age fifty-five and ten Years of Service, and shall terminate on the first day of the month in which the surviving Spouse dies. The surviving Spouse may elect to defer the commencement of payment of the Preretirement Survivor Annuity to a date not later than the Participant's Normal Retirement Date and if such deferral is elected the amount of payments shall be increased to reflect such deferral as if the Participant had so deferred the commencement of Retirement Income payments.

                  "(e) The Participant's benefits under the Freight Plan (including benefits payable to the surviving Spouse pursuant to this Section 5.5) shall not be reduced for coverage under the 50% Survivor Annuity provisions.

                                   "ARTICLE VI

         "6.3 Optional Forms of Payment. Each of the optional forms of payment described under this Section shall be the Actuarial Equivalent of the Retirement Income otherwise payable to the Participant under the provisions of Section 6.1 of the Plan. Subject to Section 6.2 of the Plan, in lieu of the normal form of Retirement Income set forth in Section 6.1 of the Plan, a Participant may elect any of the following forms of payment of benefits under the Freight Plan:

                  "(a) Five-, Ten- or Fifteen-Year Certain Annuity. A Participant may receive an annuity payable monthly during his lifetime and, if he dies within a period of five, ten or fifteen years, as selected by the Participant, after the commencement of payments, the same amount shall be payable monthly for the remainder of such five-, ten- or fifteen-year period to his Beneficiary or Beneficiaries.

                  "(b)     Straight Life Annuity.  A Participant may receive an
         annuity payable monthly during his life, ending on the first day of the month during which his death occurs.

                  "(c) Joint and Survivor Annuity. A Participant may receive an annuity payable to the Participant for his life with a survivor annuity payable to his Spouse or such other Beneficiary selected in the manner set forth in Section 1.3, for the life of such Spouse or Beneficiary, in an amount equal to fifty, sixty-six and two-thirds or seventy-five percent, as selected by the Participant, of the amount payable during the life of the Participant.

         "6.5 General Limitation. Except as set forth in Section 6.1(a) and anything else in this Article to the contrary notwithstanding, no method of distribution (other than a 50%, a 662/3 or a 75% Joint and Survivor Annuity payable to the Spouse) may be made under this Article which would result in the Actuarial Equivalent of a Spouse's or Beneficiary's interest exceeding fifty percent of the Actuarial Equivalent of the Participant's full Retirement Income, both equivalents being determined as of the Participant's Retirement Date. If a Participant elects Option (a) or (c) under Section 6.3 and the Participant's contingent pensioner is other than the Participant's Spouse and the value of the Participant's Retirement Income under any such option is not more than 50% of the value of the Retirement Income such Participant would have been entitled to receive had such Participant elected Option (b) under Section 6.3, the Retirement Income payable to the Participant shall be increased and the Retirement Income payable to the contingent pensioner shall be decreased by the minimum amount necessary so that the value of the Participant's Retirement Income under the option shall be more than 50% of the value of the Retirement Income which would have been payable to the Participant had such Participant elected Option (b) under Section 6.3.

         "6.10 (e) For purposes of Section 6.10 of the Plan, as of January 1, 1995, ANR Freight System, Inc. ("Freight") shall be considered a separate Controlled Group with respect to assets equal to 190% of the projected benefit obligation for the Freight Plan calculated as of December 31, 1994 as determined by the actuary for the Freight Plan. Such assets may be commingled with assets of the Freight Plan for investment purposes and shall share proportionately in gains and losses on such commingled investments.

                  Except with respect to the assets described in this Section, Freight shall not be considered to be a separate Controlled Group for purposes of the Plan. This Section shall be effective only through December 31, 1999.

                                   "ARTICLE XI

         "11.2 Involuntary Termination of Plan. The Freight Plan shall automatically terminate if ANR Freight is legally adjudicated a bankrupt, makes a general assignment for the benefit of creditors, or is dissolved. In the event of the merger of consolidation of ANR Freight with or into any other corporation, or if substantially all of the assets of ANR Freight shall be transferred to another corporation, the successor corporation resulting from the consolidation or merger, or transfer of such assets, as the case may be, shall have the right to adopt and continue the Freight Plan and succeed to the position of ANR Freight hereunder. If, however, the Freight Plan is not so adopted within ninety days after the effective date of such consolidation, merger or sale, the Freight Plan shall automatically be deemed terminated as of the effective day of such transaction. Nothing in this Freight Plan shall prevent the dissolution, liquidation, consolidation or merger of ANR Freight, or the sale or transfer of all or substantially all of its assets.

                                  "ARTICLE XIV

                                  "Termination

         "In the event of termination of the Coastal Plan within a period of five years from the date of merger of the Freight Plan into the Coastal Plan, the requirements of Section 414(l) of the Code shall be satisfied pursuant to the condition set forth in Treasury Regulations interpreting that Section, specifically Regulation ss.ss.1.414(l) - 1(e)(2) and 1.414(l) - 1(i) in such a manner that all benefits that would be provided by the Freight Plan on a termination basis just prior to the merger of the Freight Plan into the Coastal Plan are payable in a priority category higher than the highest priority category in Section 4044 of ERISA. This provision shall not apply to a termination which occurs more than five years after the merger of the Freight Plan into the Coastal Plan.

                                 "FIRST ADDENDUM

               "The provisions of this Addendum apply only to persons specified which is limited to persons to whom such provisions of the Freight Plan applied as of December 31, 1993. Except as noted, the defined terms and references to sections used herein have the meaning given such defined terms and the section numbers in the Freight Plan as amended prior to the January 1, 1994 restatement of the Freight Plan.

               "The provisions of Section 4.3 of the Freight Plan including subsequent amendments relating to accrued benefits derived from employee contributions shall supersede provisions of this Addendum.

               "Selected definitions from the Freight Plan prior to the January 1, 1994 restatement are included for reference and are as follows:

                     " Participating Employer. A System Company which has
               adopted the Freight Plan, any other employing entity which shall adopt the Freight Plan with the consent of the Company. If any such corporation shall withdraw from participation in the Freight Plan, the term Participating Employer shall not thereafter include such corporation.

                     "- System Company. American Natural Resources Company and
               any other corporation at least fifty percent (50%) of the shares of which at the time outstanding having ordinary voting power for the election of directors is owned or controlled directly or indirectly by American Natural Resources Company, and any other employing entity which is a Participating Employer. The System Company also includes The Coastal Corporation and its subsidiaries for periods of time after March 15, 1985.

                     "- Years of Credited Service for a Participant are the
               number of 12-month periods during which an employee shall have been employed by one or more Participating Employers prior to his Normal Retirement Date plus a proportional Year of Credited Service for any such period less than 12 months determined under uniform rules adopted by the Committee in accordance with regulations. Any period commencing after December 31, 1980 during which an Eligible Employee receives benefits under a long-term disability program maintained by a Participating Employer shall, if the employee was a Participant in the Freight Plan at the inception of the disability, be deemed to be Years of Credited Service to the same extent such period would have been included in Years of Credited Service if such employee had not become disabled and had continued to be employed by a Participating Employer throughout the period during which he receives disability benefits.

                     "- Years of Service. Subject to subdivision (5) of this
               Article, the number of 12-month periods during which an Eligible Employee shall have been employed by one or more System Companies. Any period commencing after December 31, 1980 during which an Eligible Employee receives benefits under a long-term disability benefit program maintained by a Participating Employer shall, if the employee was a Participant in the Plan at the inception of the disability, be deemed to be Years of Service to the same extent such period would have been included in Years of Service if such employee had not become disabled and had continued to be employed by a Participating Employer throughout the period during which he receives disability benefits. The preceding sentence shall apply only to persons who became disabled before 1994. The provisions of the Freight Plan as restated January 1, 1994 and subsequent amendments shall apply to persons who become disabled after 1993.

               "Special Rules Applicable To The Benefits Of Participants Who Become Employed By, Or Who Have Been Employed By, A System Company Which Is Not A Participating Employer. This provision applies only to periods of time before 1994. If an employee who is transferred from a Participating Employer to a corporation which is a System Company but is not a Participating Employer becomes a Participant in a retirement plan established by such corporation, other than a plan established pursuant to an agreement with a labor union, and the terms of such retirement plan provide, with respect to a person who has participated in, or upon satisfying the requirements to become a Participant would have become a Participant in this Freight Plan,

                     "(i) that such person's service for purpose of determining the amount of his benefit under such retirement plan and determining whether, and when, he will be entitled to receive a benefit from such retirement plan shall include any period of employment with a Participating Employer to the same extent such period would have been included had it been employment by such corporation,

                     "(ii) that such person's Accrued Benefit under such
               retirement plan immediately after such transfer shall be not less than his Accrued Benefit under this Freight Plan at the time of the transfer, and

                     "(iii) that, if such person's employment with such
               corporation is terminated, other than by a transfer to another System Company, before he is fully vested in his Accrued Benefit under such retirement plan, such person shall be entitled to receive from such retirement plan an amount at least equal to his Accrued Benefit under this Freight Plan at the time of his transfer to such corporation, if his Years of Service under this Freight Plan plus any period of employment with such corporation which would have been Years of Service under this Freight Plan had it been employment with a Participating Employer would equal ten (10) years, then, notwithstanding any provision of this Freight Plan to the contrary, such employee shall not be entitled to receive Retirement Income or any other distribution or payment from this Freight Plan.

               "This provision applies only to periods of time before January 1, 1994. If an Eligible Employee has been transferred from a System Company other than a Participating Employer to a Participating Employer and immediately prior to such transfer he participated in, or upon satisfying any age and service requirements would have become a Participant in, a retirement plan established by such System Company, other than a plan established pursuant to an agreement with a labor union, then, notwithstanding any provision of this Freight Plan to the contrary,

                     "(i) upon becoming an Eligible Employee, any period of
               employment with such System Company, including any period of employment prior to the date such company became a System Company, shall be taken into account for purposes of determining such employee's Years of Service and Years of Credited Service to the same extent it would have been had such period of employment been employment by a Participating Employer,

                     "(ii) such employee's pension relating to Normal Retirement immediately after such transfer shall not be less than his Accrued Benefit under such retirement plan at the time of the transfer, less the portion, if any, of such Accrued Benefit which under the terms of such plan must be paid from such plan, and

                     "(iii) if such employee's employment is terminated, other
               than by a transfer to another System Company, before he has completed ten (10) Years of Service, such employee will be entitled to receive from this Freight Plan, at the time and in the manner set forth in the retirement plan of his prior employer, an amount equal to the vested portion of his Accrued Benefit under such plan immediately prior to his transfer to a Participating Employer, taking into account in determining such vested portion any period of employment with any System Company to the same extent it would have been considered had such period of employment been employment by his prior employer.

               "Special Rules Applicable In Determining Pensions Payable With Respect To Participants Who Were Participants In Plans Maintained By Participating Employers Prior To January 1, 1981.

                     "(a) Pensions Payable to Participants in Garrett
               Freightlines, Inc. Group Retirement Plan GP2212. Any person who on December 31, 1980 was a Participant in Garrett Freightlines, Inc. Group Retirement Plan GP2212 ("the Garrett prior plan") and who was employed by a Participating Employer on January 1, 1981 shall be a Participant, and in the case of such Participant:

                            "(1) The monthly Pension payable under the Freight
                     Plan with respect to Years of Credited Service prior to January 1, 1981 shall not be less than the Actuarial Equivalent of the benefit which would have been payable with respect to such Years of Credited Service under the Garrett prior plan as in effect on December 31, 1980 on the basis of the Participant's employment and compensation up to and including that date;

                            "(2) The monthly Pension payable under the Freight
                     Plan as otherwise determined shall be increased by an amount which is the Actuarial Equivalent of the Participant's employee contribution account balance at December 31, 1980 under the Garrett prior plan increased by adding to the amount of such balance interest for the period from January 1, 1981 to the Pension Starting Date at an annual compound rate equal to the greater of (i) five percent (5%) and (ii) the rate from time to time being used by the actuary in calculating the projected long-term investment return on Freight Plan assets.

                            "(3) If a Participant's employment is terminated
                     under such circumstances that a Pension is not payable under the Freight Plan, then as soon as reasonably practicable after termination of his employment, a lump sum payment shall be made to the Participant (or, if his employment is terminated by death, to his designated beneficiary or in the absence of a designated beneficiary, to the person who would have been entitled to any payment made under the Freight Plan provisions relating to designation of beneficiaries) equal to his employee contribution account balance at December 31, 1980 under the Garrett prior plan increased by adding to the amount of such balance interest for the period from December 31, 1980 to the date of termination of his employment at an annual compound rate equal to the greater of (i) five percent (5%) and (ii) the rate from time to time being used by the actuary in calculating the projected long-term investment return on Freight Plan assets.

                            "(4) Any monthly Pension which becomes payable to
                     the surviving spouse of the Participant under paragraph (b) or paragraph (c) of Section 6.3 relating to survivor benefits shall not be less than the Actuarial Equivalent of
                     (i) the excess of the cash value of the life insurance coverage on the life of the Participant on December 31, 1980 under the Garrett prior plan minus (ii) the balance credited to the Participant's employee contribution account in the Garrett prior plan at such date.

                            "Except as provided in this paragraph (a), no
                     benefit shall be paid under the Garrett prior plan with respect to a Participant therein whose employment is terminated for any reason after December 31, 1980. Any insurance contract or other assets accumulated to fund benefits under the Garrett prior plan shall be transferred to the Trustee and held as part of the Trust Fund. If under the terms of any such insurance contract an amount becomes payable by the insurance company directly to, or in respect of, any such Participant, the amount of any monthly Pension payable from the Trust shall be reduced by the Actuarial Equivalent of such payment by the insurance company.

                     "(b) Pensions Payable to Participants in the Associated
               Truck Lines, Inc. Profit Sharing Plan or in the Road Equipment-New Life Profit Sharing Retirement Plan. Any person who on December 31, 1980 was a Participant in Associated Truck Lines, Inc. Profit Sharing Plan ("the Associated prior plan") or in the Road Equipment-New Life Profit Sharing Retirement Plan ("the Road-New Life prior plan"), and who was employed by a Participating Employer on January 1, 1981, shall be a Participant, and in the case of such Participant:

                            "(1) Years of Credited Service shall be measured
                     from the first day such Participant became an employee of Associated Truck Lines, Inc., Road Equipment, Inc., or New Life Transport Parts Center, Inc., and

                            "(2) the monthly Pension otherwise payable under the
                     Freight Plan (determined without regard to Section 5.8 of the Plan) shall be reduced by the lesser of (i) or (ii) below:

                                  "(i) A monthly amount determined by
                            multiplying such monthly pension otherwise payable by a fraction the numerator of which is the portion of his Years of Credited Service prior to January 1, 1981 and the denominator of which is his total Years of Credited Service.

                                  "(ii) A monthly amount determined by the
                            Participant's account balance in the Associated prior plan or the Road-New Life prior plan on December 31, 1980 increased by adding to such balance interest thereon for the period from December 31, 1980 to the pension starting date at an annual compound rate equal to the rate used by the actuary in calculating the projected long-term investment return on Freight Plan assets as of the date of the adoption of this Freight Plan.

                            "(3) Years of Service for Vesting Purposes shall be
                     those years which are recognized for company seniority with Associated Truck Lines, Inc., Road Equipment, Inc., or New Life Transport Parts Center, Inc.

                     "(c)   Pensions Payable to Participants in Graves Truck
               Lines, Inc. Profit Sharing Plan. Any person who on December 31, 1980 was a Participant in Graves Truck Lines, Inc. Profit Sharing Plan

               ("the Graves prior plan"), and who was employed by a Participating Employer on January 1, 1981, shall be a Participant, and in the case of such Participant:

                            "(1)  Years of Credited Service shall be measured
                     from the first day such Participant became an employee of Graves Truck Lines, Inc. and

                            "(2) the monthly Pension otherwise payable under the
                     Freight Plan (determined without regard to Section 5.8 of the Plan relating to statutory limitations on benefits) shall be reduced by the lesser of (i) and (ii) below:

                                  "(i) A monthly amount determined by
                            multiplying such monthly pension otherwise payable by a fraction the numerator of which is the portion of his Years of Credited Service prior to January 1, 1981 and the denominator of which is his total Years of Credited Service.

                                  "(ii) A monthly amount which is the Actuarial
                            Equivalent on the pension starting date of the Participant's account balance in the Graves prior plan on December 31, 1980 increased by adding to the amount of such balance interest thereon for the period from December 31, 1980 to the pension starting date at an annual compound rate equal to the rate used by the actuary in calculating the projected long-term investment return on Freight Plan assets as of the date of the adoption of this Freight Plan.

                            "(3) Years of service for vesting purposes shall be
                     those years which are recognized for company seniority with Graves Truck Lines, Inc.

                     "(d)   Pensions Payable to Participants in Neuendorf
               Transportation Co. Retirement Trust and Profit Sharing Plan. Any person who on December 31, 1981 was a Participant in Neuendorf Transportation Company Retirement Trust and Profit Sharing Plan ("the Neuendorf prior plan"), and who was employed by a System Company on January 1, 1982, shall be a Participant;

                     "Any person who on February 17, 1981 was a Participant in
               Neuendorf Transportation Company Retirement Trust and Profit-Sharing Plan and who in the calendar year 1981 became an employee of a Participating Employer and who continued to be employed by a Participating Employer on January 1, 1982 shall be a Participant;

                     "In case of such Participant:

                            "(1) Years of Credited Service shall be measured
                     from the first day such Participant became an employee of Neuendorf Transportation Company, and

                            "(2) the monthly Pension otherwise payable under the
                     Freight Plan (determined without regard to Section 5.8 of the Plan) shall be reduced by the lesser of (i) and (ii) below:

                                  "(i) A monthly amount determined by
                            multiplying such monthly pension otherwise payable by a fraction, the numerator of which is the portion of his Years of Credited Service prior to January 1, 1982 and the denominator of which is his total Years of Credited Service.

                                  "(ii) A monthly amount which is the Actuarial
                            Equivalent on the pension starting date of the Participant's account balance in the Neuendorf prior plan on December 31, 1981 increased by adding to the amount of such balance interest thereon for the period from December 31, 1981 to the pension starting date at an annual compound rate equal to the rate used by the actuary in calculating the projected long-term investment return on Freight Plan assets as of January 1, 1982.

                            "(3) Years of Service for vesting purposes shall be
                     those years which are recognized for company seniority with Neuendorf Transportation Company."

               6. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company and ANR Freight System, Inc. have caused this instrument to be executed by their duly authorized officers and their corporate seals to be affixed hereto as of the date indicated above, but unless otherwise stated or required, this merger and amendment shall be effective as of the first day of January 1, 1995.

ATTEST:                                  THE COASTAL CORPORATION
(Seal)



AUSTIN M. O'TOOLE                        By:      DAVID A. ARLEDGE
------------------------------           -------------------------------------
Austin M. O'Toole                                 David A. Arledge
Senior Vice President and                         President and Chief
Secretary                                         Executive Officer


ATTEST:                                  ANR FREIGHT SYSTEM, INC.
(Seal)



AUSTIN M. O'TOOLE                        By:      LARRY R. JOUETT
------------------------------           -------------------------------------
Austin M. O'Toole                                 Larry R. Jouett
Secretary                                         President and Chief
                                                  Executive Officer

                             EIGHTH AMENDMENT TO THE
              PENSION PLAN FOR EMPLOYEES OF THE COASTAL CORPORATION


         This AMENDMENT, entered into the 29th day of December , 1995, by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company").

                               W I T N E S S E T H

         WHEREAS, the Company wishes to amend the Pension Plan for Employees of The Coastal Corporation (the "Plan") to add an Eleventh Supplement, "The Regulated Companies Supplement," to provide an early retirement incentive program for employees of ANR Pipeline Company, ANR Storage Company, Colorado Interstate Gas Company and Great Lakes Gas Transmission Company;

         NOW, THEREFORE, the Plan is hereby amended in the following respect:

1.       A new supplement is added to read as follows in its entirety:

                               ELEVENTH SUPPLEMENT

                         REGULATED COMPANIES SUPPLEMENT

                                    ARTICLE I

                                  INTRODUCTION

         This Supplement is referred to as the "Regulated Companies Supplement." This Supplement includes provisions applicable only to Employees (as defined in this Supplement) of ANR Pipeline Company, ANR Storage Company, Colorado Interstate Gas Company and Great Lakes Gas Transmission Company.

         The purpose of this Supplement is to provide an early retirement incentive program within the Plan for Participants to whom this Supplement applies.

         The provisions of the Regulated Companies Supplement apply in lieu of inconsistent or contrary provisions contained in the Plan (excluding this Supplement) with respect to persons to whom this Supplement applies.


                                   ARTICLE II

                                   DEFINITIONS

         Terms used in this Supplement which are defined in the Plan have the same meaning in this Supplement unless such terms are defined differently for purposes of this Supplement. The definition of terms defined in this Supplement apply only to this Supplement and not to other parts of the Plan.

         2.1      "ANR Pipeline" means ANR Pipeline Company, a Delaware company.

         2.2      "ANR Storage" means ANR Storage Company, a Michigan company.

         2.3 "CIG" means Colorado Interstate Gas Company, a Delaware company.

         2.4 "Early Retirement Incentive Program" are the modified retirement benefits set forth in this Supplement for Employees eligible for such program and who elect to participate.

         2.5 "Employee," for purposes of this Supplement only, means a person who is an Employee, as defined in the Plan, of ANR Pipeline, ANR Storage, CIG or Great Lakes on November 15, 1995 and who is a Participant, as defined in the Plan.

         2.6 "Great Lakes" means Great Lakes Gas Transmission Company, a Delaware company.

         2.7 "Participant," for purposes of this Supplement only, means an Employee, as defined in this Supplement, who meets the eligibility requirements of Section 3.1 of this Supplement.


                                   ARTICLE III

                       EARLY RETIREMENT INCENTIVE PROGRAM

         3.1 Eligibility. To be eligible to participate in the Early Retirement Incentive Program, an Employee must have been an Employee through December 31, 1995; must have reached an age of at least 55 years of age before January 1, 1996; and must have five (5) or more Years of Service before January 1, 1996 for purposes of determining vesting in the Plan. To participate in the Early Retirement Incentive Program, an Employee must make an irrevocable, written election to retire as of December 31, 1995 and to commence receipt of Retirement Income as of January 1, 1996. The election must be made by November 15, 1995. An Employee of ANR Pipeline, ANR Storage or CIG who has retired previous to November 15, 1995 and commenced receiving Retirement Income under the Plan, but who has been re-employed as an Employee on or before November 15, 1995 is not eligible for the Early Retirement Incentive Program. An Employee of Great Lakes who has retired previous to November 15, 1995 and commenced receiving Retirement Income under the Plan, but who has been re-employed as an Employee on or before November 15, 1995 is eligible for the Early Retirement Incentive Program.

         3.2 Retirement Benefits. The Retirement Income of each Employee eligible for the Early Retirement Incentive Program shall be determined pursuant to provisions of the Plan applicable to such Employee, as such provisions are modified by the provisions of this Supplement to provide the benefit determined pursuant to subsection (a) or subsection (b), whichever is greater, plus the benefit determined pursuant to subsection (c) of this Section:

                  (a) The Retirement Income determined by (i) increasing the Years of Service of the Employee by five years and (ii) increasing the age of the Employee by the lesser of (A) five years or (B) the number of years required for the Employee to attain age 65. Note that the Basic Compensation, Final Average Earnings and other Compensation used to calculate the Retirement Income shall not be altered or projected due to the age and Years of Service additions of this subsection (a). In addition, the optional forms of benefit which may be selected by the Employee shall be determined by the actual age of the Employee at December 31, 1995, without the addition of up to five years, as described in this subsection.

                  (b) The Retirement Income determined without regard to the reduction for commencement of payments prior to the Normal Retirement date of the Employee. This includes reductions specified in the Plan and the Supplements, including, without limitation, Section 5.3 of the Plan and the Third Supplement, ANR Supplement.

                  (c) (i) For Employees under age 62 on December 31, 1995. A monthly amount equal to the monthly Social Security benefit the Employee would be entitled to receive at age 62, assuming the Employee continued to receive Compensation at the same rate as in effect at December 31, 1995, reflecting the law in effect at January 1, 1995 without adjustment for cost of living or other increases or decreases in the benefit amount which adjustments would have been first applicable after January 1, 1995.

                           (ii) For Employees age 62 or older on December 31,
                  1995. A monthly amount equal to the monthly Social Security benefit the Employee would have been entitled to on January 1, 1995, assuming the Employee had elected to commence receipt of Social Security benefits at age 62, without adjustment for cost of living or other increases or decreases in the benefit amount which adjustments would have been first applicable after January 1, 1995.

                           (iii) The monthly amount will be paid commencing on
                  January 1, 1996 for the greater of (i) twenty-four months or
                  (ii) the number of months up to and including the month the Participant reaches, or would have reached, age 62.

                           (iv) Each Employee who has attained the age of 63
                  years on or before December 31, 1995 shall have the option of receiving such amount in the form of a 50% Joint and Survivor Annuity in lieu of the twenty-four (24) monthly payments.

                  (d) The reduction in Retirement Income due to coverage under the Preretirement Survivor Annuity provisions of the Plan (including reductions pursuant to Section 5.5) and other Supplements, excluding this Supplement, shall apply only to the Retirement Income determined pursuant to provisions of the Plan, excluding this Supplement, and shall not apply to any additions to Retirement Income provided by this Supplement, including provisions of subsections 3.2 (a), (b) and (c) of this Supplement.

                  (e) The Retirement Income of the Participant will be the total of the amounts determined pursuant to subsections (a) or (b), whichever is greater, and (c) of this Section. There shall be no duplication of benefits from the Plan with respect to Years of Service taken into account in the Retirement Income calculations described in this Section.

                  (f) The limitations contained in the Plan with respect to qualifications of the Plan pursuant to the applicable laws and provisions of the Plan derived therefrom (including provisions of Section 5.8) shall apply to the Retirement Income determined pursuant to this Supplement and such Retirement Income shall be reduced as necessary to comply with such provisions.

                  The provisions of this Supplement shall be modified to the extent necessary to comply with federal laws and regulations and are conditioned upon the issuance of a favorable determination of qualification letter by the Internal Revenue Service. To the extent necessary to comply with requirements for qualification, provisions of this Supplement shall be modified to comply with such requirements, and such modifications shall be on a retroactive basis, if necessary.

         3.3 Effective Date. The effective date for Retirement Income to commence for Employees electing to participate in the Early Retirement Incentive Program is January 1, 1996. The provisions of this Amendment are effective as of October 1, 1995.

         2. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

         3. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company, ANR Pipeline, ANR Storage, CIG and Great Lakes have caused this instrument to be executed by their duly authorized officers and their corporate seals to be affixed hereto as of the date indicated above, but effective as of the date indicated in this instrument.

ATTEST:                               THE COASTAL CORPORATION
(Seal)


AUSTIN M. O'TOOLE                     By: DAVID A. ARLEDGE
--------------------------------      -------------------------------------
Austin M. O'Toole                         David A. Arledge
Senior Vice President and                 President and Chief
   Secretary                                 Executive Officer

ATTEST:                               ANR PIPELINE COMPANY
(Seal)


AUSTIN M. O'TOOLE                     By: JAMES F. CORDES
--------------------------------      -------------------------------------
Austin M. O'Toole                        James F. Cordes
Senior Vice President and                Chairman
   Assistant Secretary


ATTEST:                               ANR STORAGE COMPANY
(Seal)


AUSTIN M. O'TOOLE                     By: JAMES F. CORDES
--------------------------------      -------------------------------------
Austin M. O'Toole                        James F. Cordes
Senior Vice President and                Chairman
   Assistant Secretary


ATTEST:                               COLORADO INTERSTATE GAS COMPANY
(Seal)


AUSTIN M. O'TOOLE                     By: C. SCOTT HOBBS
--------------------------------      -------------------------------------
Austin M. O'Toole                         C. Scott Hobbs
Senior Vice President and                 Executive Vice President and
   Secretary                                 Chief Operating Officer


ATTEST:                               GREAT LAKES GAS TRANSMISSION
(Seal)                                            COMPANY


NARINDER J.S. KATHURIA                By:  JAMES F. CORDES
--------------------------------      -------------------------------------
Narinder J.S. Kathuria                     James F. Cordes
Associate General Couns                    Chairman
   and Secretary

                NINTH AMENDMENT TO THE PENSION PLAN FOR EMPLOYEES
                    OF THE COASTAL CORPORATION AND MERGER OF
                     RETIREMENT PLAN FOR HOURLY EMPLOYEES OF
      SOLDIER CREEK COAL COMPANY INTO THE SEVENTH SUPPLEMENT - COAL PENSION


         THIS AMENDMENT AND MERGER is made the 29th day of December , 1995, by The Coastal Corporation, a Delaware corporation (hereinafter referred to as the "Company") and Soldier Creek Coal Company (hereinafter referred to as "Soldier Creek"), a Delaware corporation.

                                   WITNESSETH:

         WHEREAS, Soldier Creek adopted the Retirement Plan for Hourly Employees of Soldier Creek Coal Company ( the "Soldier Creek Plan") effective September 5, 1985;

         WHEREAS, Soldier Creek adopted an amendment and restatement of the Soldier Creek Plan on June 9, 1993, effective January 1, 1987;

         WHEREAS, Soldier Creek adopted an amendment and restatement of the Soldier Creek Plan on December 1, 1994, effective as of January 1, 1989;

         WHEREAS, on September 15, 1993, all of the outstanding common stock of Sage Point Coal Company, the parent company of Soldier Creek, was acquired by Coastal States Energy Company, an affiliate of the Company;

         WHEREAS, the Company and Soldier Creek wish to merge the Soldier Creek Plan into The Pension Plan for Employees of The Coastal Corporation (the "Plan"), Seventh Supplement - Coal Pension.

         NOW, THEREFORE, the Soldier Creek Plan is merged into the Plan, Seventh Supplement - Coal Pension, and the merged Plan (which continues to be entitled the Pension Plan for Employees of The Coastal Corporation), Seventh Supplement - Coal Pension, is amended as follows:


1. The Section designated as the "Introduction" is amended to read in its entirety as follows:

                        SEVENTH SUPPLEMENT - COAL PENSION

                                    ARTICLE 1

                                  INTRODUCTION

                  This Supplement is referred to as the "SUFCo Supplement" or the "SUFCo/UFCo Supplement." This Supplement includes provisions applicable to persons who were Participants with respect to the SUFCo Retirement Plan (hereinafter the "SUFCo Plan") prior to January 1, 1992 and to persons who were Participants with respect to the Soldier Creek Plan (as defined in this Supplement) prior to January 1, 1996. In addition, this Supplement applies to Employees (as defined in this Supplement) of Southern Utah Fuel Company, Utah Fuel Company and Soldier Creek Coal Company.

                  This Supplement also applies to Employees (as defined in this Supplement) of the Company, Related Employers or Subsidiaries which specifically adopt the provisions of this Supplement with respect to such Employees.

                  The purpose of this Supplement is to provide a separate benefit structure within the Plan for Participants of the SUFCo Plan and for Participants of the Soldier Creek Plan to whom this Supplement applies. The separate benefit structure of SUFCo Plan Participants is generally a continuation of the provisions of the SUFCo Plan as in effect before the merger of the SUFCo Plan into this Plan. The separate benefit structure of the Soldier Creek Plan Participants is generally the greater of (i) the sum of the benefit accrued before 1994 under the Soldier Creek Plan, plus the benefit accrued after 1993 under the provisions of the SUFCo Plan benefit structure, as contained in this Supplement, or (ii) the benefit accrued under the Soldier Creek Plan benefit structure for periods both before 1994 and after 1993.

                  The provisions of the SUFCo Supplement apply in lieu of inconsistent or contrary provisions contained in the Plan (excluding this Supplement) with respect to persons to whom this Supplement applies.

                  Each participant in the SUFCo Plan prior to its merger into this Plan is entitled to a benefit under the Plan which is at least equal to a benefit such participant would have been entitled to as of December 31, 1992 had the SUFCo Plan been continued without change through December 31, 1992.

                  Each participant in the Soldier Creek Plan prior to its merger into this Plan is entitled to a benefit under the Plan which is at least equal to a benefit such participant would have been entitled to as of December 31, 1995 had the Soldier Creek Plan been continued without change through December 31, 1995.

2. The definition of "Employee" in Section 2.2 is amended to read in its entirety as follows:

                  2.2 "Employee" is defined in the Plan and is modified to apply only to persons employed by SUFCo, UFCo, Soldier Creek or Other Adopting Employers, except that the provisions of this Supplement do not apply to a person employed by SUFCo, UFCo, Soldier Creek or Other Adopting Employers with respect to periods of time during which such person is designated by the Board of Directors of SUFCo, UFCo, Soldier Creek or Other Adopting Employers as ineligible to participate in the SUFCo Retirement Plan or the Soldier Creek Plan or under the provisions of this Supplement.

3.       The definition of "Soldier Creek" is added as Section 2.5:

                  2.5 "Soldier Creek" means Soldier Creek Coal Company, a Delaware company, or any successor corporation resulting from a merger or consolidation with Soldier Creek or a transfer of substantially all of the assets of Soldier Creek if such successor or transferee shall adopt and continue the Plan by appropriate corporate action pursuant to provisions of the Plan.

4.       The definition of "Soldier Creek Plan" is added as Section 2.6:

                  2.6 "Soldier Creek Plan" means the Retirement Plan for Hourly Employees of Soldier Creek Coal Company, as such plan was in effect on December 31, 1994.

5.       Article IV is amended to add a second paragraph to read as follows:

                  In the event of termination of the Coastal Plan within a period of five years from the date of merger of the Soldier Creek Plan into this Supplement of the Coastal Plan, the requirements of Section 414(l) of the Code shall be satisfied pursuant to the condition set forth in Treasury Regulations interpreting that Section, specifically Regulation Sections 1.414(l)-1(h) and 1.414(l)-1(i), in such a manner that all benefits that would be provided by the Soldier Creek Plan on a termination basis just prior to the merger of the Soldier Creek Plan into the Seventh Supplement - Coal Pension of the Plan are payable in a priority category higher than the highest priority category in Section 4044 of ERISA. This provision shall not apply to a termination which occurs more than five years after the merger of the Soldier Creek Plan into the Seventh Supplement - Coal Pension of the Plan.

6.       A new Article V is added to read as follows:



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



                                    ARTICLE V

                             SOLDIER CREEK BENEFITS

               For Participants in the Soldier Creek Plan on the date of merger into this Plan who are Employees of Soldier Creek on such date, the Retirement Income for each Participant shall be the benefit calculated under Article III of this Supplement with respect to Years of Service for periods of time after December 31, 1993 in addition to the retirement benefit which is equal to his Accrued Benefit (as defined in the Soldier Creek Plan) determined as of December 31, 1993; provided, however, that such benefit shall not be less than the Accrued Benefit (as defined in the Soldier Creek Plan) calculated pursuant to Section 1.1 of the Soldier Creek Plan, based upon the total of (i) the Years of Credited Service (as defined in the Soldier Creek Plan) of the Participant for periods of time before January 1, 1994, plus (ii) the Years of Service (as defined in this Plan) of the Participant for periods of time after December 31, 1993, during which time such Participant received compensation from the Employer in the form of an hourly wage.

7. Except for the preceding, all of the terms of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company and Soldier Creek have caused this instrument to be executed by their duly authorized officers and their corporate seals to be affixed hereto as of the date indicated above, but effective as of the date indicated in this instrument.

ATTEST:                              THE COASTAL CORPORATION
(Seal)


AUSTIN M. O'TOOLE                    By: DAVID A. ARLEDGE
--------------------------------     ----------------------------------------
Austin M. O'Toole                        David A. Arledge
Senior Vice President and                President and Chief
   Secretary                                Executive Officer


ATTEST:                              SOLDIER CREEK COAL COMPANY
(Seal)


AUSTIN M. O'TOOLE                    By: JAMES L. VAN LANEN
--------------------------------     ----------------------------------------
Austin M. O'Toole                        James L. Van Lanen
Senior Vice President and                President
   Assistant Secretary




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